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                                                                   EXHIBIT 10.13

                            SUBSCRIPTION AGREEMENT
                            ----------------------



     THIS SUBSCRIPTION AGREEMENT ("AGREEMENT") by and between _______________
                                   ---------
(the "PURCHASER"), and Digital Certificates International, Inc., a Delaware
      ---------
corporation (the "COMPANY"), is dated as of this 18th day of April, 1995.
                  -------

                               A G R E E M E N T

     1.   SALE OF STOCK.  Purchaser agrees on the date hereof to purchase
          -------------
________________________________ (_______) shares of the Company's Common
Stock (the "STOCK") for a purchase price of Twelve Cents ($0.12) per share
            -----
or an aggregate purchase price of ________________________ (__________). The purchase price shall be payable by delivery of a cashier's check, certified check, or other check acceptable to the Company made payable to the Company.

          The Company shall deliver a certificate representing the Stock to the Purchaser as soon as is practicable after the date of this Agreement.

     2.   REPRESENTATIONS OF PURCHASER.  Because of the exemptions from the
          ----------------------------
registration requirements of the federal Securities Act of 1933 (the "ACT")
                                                                      ---
and from the California Corporate Securities Law of 1968 (the "LAW")
                                                               ---
relied upon by the Company in making the sale of the
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Subscription Agreement
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Stock to the Purchaser, the Purchaser hereby warrants that the Purchaser:

          1.1 Is aware that the Stock is highly speculative and that there can be no assurance as to what return, if any, there may be.

          1.2 Is aware of the Company's business affairs and financial condition; has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock; has received, read and understood the Company's Strategic Business Plan dated September 1994 and the documents referenced therein; and has received an opportunity to ask questions relating to the Company's business, legal and financial affairs and to obtain all additional information which Purchaser or his or her purchaser representative or professional adviser requested.

          1.3  Is purchasing the Stock for investment for the Purchaser's
                                                      -------------------
own account only and not as a nominee or agent, and not with a view to, or for
----------------
resale in connection with, any "distribution" thereof within the meaning of the Act or the Law.

          1.4 Does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation in the Stock to such person or to any third person.

          1.5 Understands that the Stock has not been registered under the Act or qualified under the Law by reason of specific
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Subscription Agreement
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exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (the "COMMISSION"), the statutory basis for such
                              ----------
exemption from the Act may not be available if the Purchaser's representations mean that the Purchaser's present intention is to hold the Stock for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

          1.6 Further understands that the Stock must be held indefinitely unless it is subsequently registered under the Act and qualified under the Law or an exemption from such registration and such qualification is available.

          1.7 Is aware of Rule 144 promulgated under the Act which permits limited public resale of stock acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the passage of not less than two years after the holder has purchased and completed payment for the stock to be sold, effectuation of the sale on the public market through a broker in an unsolicited "broker's transaction" or to a "market maker", and compliance with specified limitations on the
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Subscription Agreement
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amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three-month period; provided, however, that such conditions need not be met by a person who is not an affiliate of the Company at the time of the sale and has not been an affiliate for the preceding three months, if the securities have been beneficially owned by such person for at least three years prior to their sale. The Purchaser understands that the Company's Common Stock may not be publicly traded or the Company may not be satisfying the current public information requirements of Rule 144 at the time the Purchaser wishes to sell the Stock; and thus, the Purchaser may be precluded from selling the Stock under Rule 144 even though the two-year minimum holding period may have been satisfied. In addition, the Purchaser is aware that Rule
144 does not affect the Purchaser's obligations under the Law and, notwithstanding the availability of Rule 144, the Stock may not be sold unless it is qualified under the Law or an exemption from such qualification is available.

          1.8 Further understands that in the event the requirements of Rule 144 are not met, registration under the Act, compliance with Regulation A or some other registration exemption will be required for any disposition of the Stock; and that, although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a
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Digital Certificates International, Inc.
Subscription Agreement
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substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

          1.9 Has either (i) a preexisting business or personal relationship with the Company or its directors or officers or (ii) by reason of Purchaser's business or financial experience, the capacity to protect Purchaser's own interest in connection with the transaction contemplated by this Agreement.

          1.10 Is (i) experienced in investing in companies recently organized and in the development stage, (ii) able to fend for itself in connection with this investment and (iii) able to bear the economic risk of this investment.

     2.   OTHER AGREEMENTS.  In consideration for the Company agreeing to its
          ----------------
obligations in this Agreement, and in consideration of Purchaser's purchase of the Stock hereunder, the parties hereto agree to enter:

          (i) that certain Stockholder's Agreement by and among the Company, Purchaser, and certain holders of the Company's Common and Series A Preferred Stock; and
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Subscription Agreement
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          (ii) that certain Registration Rights Agreement by and among the
Company, Purchaser, and certain other holders of the Company's Series A Preferred Stock and Common Stock.

     3.   CALIFORNIA COMMISSIONER OF CORPORATIONS - CORPORATE SECURITIES LAW.
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     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT
     BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
     SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.


     4.   LEGENDS.  All certificates representing any shares of Stock subject to
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the provisions of this Agreement shall have endorsed thereon the following legends:

          1.1  SECURITIES LAWS.  The securities represented by this certificate
               ---------------
have been acquired for the Purchaser's own account and not with a view to, or for resale in connection with, any distribution thereof. No sale or other disposition of such securities may be effected without the (1) registration of such sale or disposition under the Securities Act of 1933, as amended, and (2) qualification of such sale or disposition under the California Corporate Securities Law of 1968, as amended, or an opinion of counsel
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in form and substance satisfactory to the Company such that registration and qualification are not required.

     2.   AGREEMENT TO LOCK-UP IN THE EVENT OF A PUBLIC OFFERING.  The
          ------------------------------------------------------
Purchaser hereby agrees that for a period of not less than 90 days and up to a maximum of 180 days following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on its behalf in an underwritten public offering, he shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by him at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company who hold securities of the Company or options to acquire securities of the Company enter into similar agreements.

     3.   ACCEPTANCE BY THE COMPANY.  This Agreement shall not become effective
          -------------------------
until the Company's acceptance, which shall only be given after the
Company's determination that the sale of the Stock is exempt from the registration provisions of the Act and qualified under, or exempt from qualification provisions of, the Law.
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Subscription Agreement
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written.

                                     PURCHASER:



                                     ___________________________________
                                     Name

                                     ___________________________________
                                     Title


                                     COMPANY:

                                     DIGITAL CERTIFICATES INTERNATIONAL, INC.



                                     By:________________________________


                                     ___________________________________
                                     Name

                                     ___________________________________
                                     Title